Exhibit 13.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of POSCO, a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:
          The annual report on Form 20-F for the year ended December 31, 2008 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Chung, Joon-Yang

Chung, Joon-Yang
Chief Executive Officer and
Representative Director
Date: June 29, 2009

/s/ Lee, Dong-Hee

Lee, Dong-Hee
President and Representative Director
Chief Finance and Investment Officer
Date: June 29, 2009
          A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to POSCO and will be retained by POSCO and furnished to the Securities and Exchange Commission or its staff upon request.